UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2009

Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-149290	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust III, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:

(i)

Current Report on Form 8-K filed on January 6, 2009 to provide the required financial information relating to our acquisition of three single-tenant retail buildings located in Fredericksburg, Virginia (the “CV Fredericksburg Property”), Indianapolis, Indiana (the “WG Indianapolis Property”) and Tulsa, Oklahoma (the “WG Tulsa Property”) as described in such Current Report;

(ii)

Current Report on Form 8-K filed on January 14, 2009 to provide the required financial information relating to our acquisition of two single-tenant retail buildings located in Fredericksburg, Virginia (the “WG Fredericksburg Property”) and Burnsville, Minnesota (the “KO Burnsville Property”) as described in such Current Report; and

(iii)

Current Report on Form 8-K filed on January 20, 2009 to provide the required financial information relating to our acquisition of a single-tenant retail building located in Hoover, Alabama (the “SC Hoover Property”) as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the property discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01	Financial Statement and Exhibits

(a) Financial Statements of Businesses Acquired.

Sam’s Club – Hoover, AL (SC Hoover Property)

Overview

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2008

Notes to the Statement of Revenues and Certain Operating Expenses

Walgreens – Various Properties

Summary Financial Data Regarding Walgreens

CVS – Fredericksburg, VA (CV Fredericksburg Property)

Summary Financial Data Regarding CVS

Kohl’s – Burnsville, MN (KO Burnsville Property)

Summary Financial Data Regarding Kohl’s

(b) Pro Forma Financial Information.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008 (Unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Period January 22, 2008 (Date of Inception) to September 30, 2008 (Unaudited)

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

(c) Shell Company Transactions.

None.

(d) Exhibits.

None.

SC Hoover Property

Overview

On January 15, 2009, we acquired an approximately 115,000 square foot single-tenant retail building net-leased to Wal-Mart Real Estate Business Trust, a wholly owned subsidiary of Wal-Mart Stores, Inc., (“Wal-Mart”) on an approximately 11.43 acre site located in Hoover, AL (the “SC Hoover Property”). The SC Hoover Property was constructed in 2000. The SC Hoover Property is subject to a net lease, pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.

The purchase price of the SC Hoover property was approximately $12.3 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and a loan of approximately $11.1 million secured by the SC Hoover Interests.

After reasonable inquiry, we are not aware of any material factors relating to the SC Hoover Property, other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Cole Credit Property Trust III, Inc.

Phoenix, AZ

We have audited the accompanying Historical Summary of revenues and certain operating expenses (the "Historical Summary") of the SC Hoover Property (the “Property”) for the year ended December 31, 2008.  The Historical Summary is the responsibility of Cole Credit Property Trust III, Inc.’s management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A and/or Post Effective Amendment of Cole Credit Property Trust III, Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the combined revenues and certain operating expenses discussed in Note 1 to the Historical Summary of the Property for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/  DELOITTE & TOUCHE, LLP

March 16, 2009

SC HOOVER PROPERTY

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2008

Revenues:
Rental revenue	$898,165
Reimbursement Revenue	442
Total Revenues	898,607

Certain Operating Expenses:
Insurance	2,466
Other reimbursable expenses	442
Total expenses	2,908
Revenues in excess of certain operating expenses	$895,699

See accompanying notes to statement of revenues and certain operating expenses.

SC HOOVER PROPERTY

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2008

1.  Basis of Presentation

On January 15, 2009, Cole Credit Property Trust III, Inc. (the “Company”) acquired a single-tenant retail property containing approximately 115,000 square feet of rentable space located on an approximately 11.43 acre site located in Hoover, Alabama (the “SC Hoover Property”). The SC Hoover property is 100% leased to Wal-Mart Real Estate Business Trust, a wholly owned subsidiary of Wal-Mart Stores, Inc., pursuant to a net lease.

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the SC Hoover Property, exclusive of items which may not be comparable to the proposed future operations of the SC Hoover Property. Material amounts that would not be directly attributable to future operating results of the SC Hoover Property are excluded, and the financial statements are not intended to be a complete presentation of the SC Hoover Property’s revenues and expenses. Items excluded consist of management fees, landlord expenses and depreciation.

2.  Significant Accounting Policies

Revenue Recognition

The lease is accounted for as an operating lease and minimum rental income is recognized on a straight-line basis over the remaining term of the lease.

Repairs and Maintenance

Expenditures for repairs and maintenance are the responsibility of the tenant under the lease agreement and therefore are not included in the statement of revenues and certain expenses.

Use of Estimates

The preparation of Historical Summary in conformity with generally accepted accounting principles requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

3.  Lease

The lease has an initial term of 25 years (expiring in 2025) and provides for minimum rentals. The lease provides for limited increases in minimum rent which are recognized on a straight-line basis over the term of the lease.

The aggregate annual minimum future rental payments on the non-cancelable operating lease in effect as of December 31, 2008 are as follows:

Year ending December 31:
2009	$895,319
2010	895,319
2011	895,319
2012	895,319
2013	895,319
Thereafter	10,125,835
Total	$14,602,403

The above table does not include future minimum lease payments for renewal option periods.

SC HOOVER PROPERTY

NOTES TO THE STATEMENT OF REVENUES

AND CERTAIN OPERATING EXPENSES — (Continued)

For the Year Ended December 31, 2008

4.  Tenant Concentration

For the year ended December 31, 2008, Sam’s Club accounted for 100% of the annual rental income for the SC Hoover Property. The lease with Sam’s Club expires on June 14, 2025. If Sam’s Club were to default on its lease, future revenue of the SC Hoover Property would be materially and adversely impacted.

5.  Commitments and Contingencies

Litigation

The SC Hoover Property may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the SC Hoover Property results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the SC Hoover Property may be potentially liable for costs and damages related to environmental matters. The SC Hoover Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the SC Hoover Property’s results of operations.

SUMMARY FINANCIAL DATA

WALGREEN CO.

We have acquired the following properties (the “Walgreens Properties”) leased to, or guaranteed by, Walgreen Co. (“Walgreens”):

Property Location	Date Acquired	Purchase Price	Square Feet	Year Built
Indianapolis, IN	1/6/2009	$6,250,000	14,820	2008
Tulsa, OK	1/6/2009	3,902,000	13,650	2001
Fredericksburg, VA	1/9/2009	7,289,273	14,820	2008
Total		$17,441,273	43,290

Walgreens operates over 7,100 stores in 49 states, the District of Columbia, Guam and Puerto Rico. Walgreens has a Standard & Poor’s credit rating of “A+” and the company’s stock is publicly traded on the New York Stock Exchange under the ticker symbol “WAG”.

In evaluating the Walgreens Properties as potential acquisitions and determining the appropriate amount of consideration to be paid for our interests therein, a variety of factors were considered, including: our consideration of property condition reports; unit-level store performance; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators. After reasonable inquiry, we are not aware of any material factors relating to these properties, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

The Walgreens Properties are each 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, thus pursuant to the guidance provided by the Securities and Exchange Commission, we have provided summarized financial information of the lessee or guarantor of the properties acquired.

Walgreens currently files its financial statements in reports filed with the Securities and Exchange Commission, and the following summary financial data regarding Walgreens are taken from its previously filed public reports:

	For the Three Months Ended	For the Fiscal Year Ended
	11/30/2008	8/31/2008	8/31/2007	8/30/2006
			(in millions)
Consolidated Statements of Operations
Revenues	$14,947	$59,034	$53,762	$47,409
Operating Income	669	3,441	3,151	2,702
Net Income	408	2,157	2,041	1,751

	As of	As of the Fiscal Year Ended
	11/30/2008	8/31/2008	8/31/2007	8/30/2006
			(in millions)
Consolidated Balance Sheets
Total Assets	$24,513	$22,410	$19,314	$17,131
Long-term Debt	2,732	2,747	1,307	1,119
Stockholders’ Equity	13,131	12,869	11,104	10,116

For more detailed financial information regarding Walgreens, please refer to its financial statements, which are publicly available with the Securities and Exchange Commission at http://www.sec.gov.

SUMMARY FINANCIAL DATA

CVS CORPORATION

We acquired the following property (the “CV Fredericksburg Property”) guaranteed by CVS Corporation (“CVS”):

Property Location	Date Acquired	Purchase Price	Square Feet	Year Built
Fredericksburg, VA	1/6/2009	$6,116,530	12,900	2008

CVS operates over 6,900 stores in 41states and the District of Columbia. CVS has a Standard & Poor’s credit rating of “BBB+” and the company’s stock is publicly traded on the New York Stock Exchange under the ticker symbol “CVS.”

In evaluating the CV Fredericksburg Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interests therein, a variety of factors were considered, including: our consideration of property condition reports; unit-level store performance; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators. After reasonable inquiry, we are not aware of any material factors relating to the CV Fredericksburg Property, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

The CV Fredericksburg Property is 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, thus pursuant to the guidance provided by the Securities and Exchange Commission, we have provided summarized financial information of the guarantor of the property acquired.

CVS currently files its financial statements in reports filed with the Securities and Exchange Commission, and the following summary financial data regarding CVS is taken from its previously filed public reports:

	For the Fiscal Year Ended
	12/31/2008	12/29/2007	12/30/2006
		(in millions)
Consolidated Statements of Operations
Revenues	$87,471.9	$76,329.5	$43,821.4
Operating Income	6,046.2	4,793.3	2,441.6
Net Income	3,212.1	2,637.0	1,368.9

	As of the Fiscal Year Ended
	12/31/2008	12/29/2007	12/30/2006
		(in millions)
Consolidated Balance Sheets
Total Assets	$60,959.9	$54,721.9	$20,574.1
Long-term Debt	8,057.2	8,349.7	2,870.4
Stockholders’ Equity	34,574.4	31,321.9	9,917.6

For more detailed financial information regarding CVS, please refer to its financial statements, which are publicly available with the Securities and Exchange Commission athttp://www.sec.gov.

SUMMARY FINANCIAL DATA

KOHL’S CORPORATION

We have acquired the following property (the “KO Burnsville Property”) guaranteed by Kohl’s Corporation (“Kohl’s”):

Property Location	Date Acquired	Purchase Price	Square Feet	Year Built
Burnsville, MN	1/9/2009	$10,345,000	101,346	1991

Kohl’s operates over 1,000 retail department stores in 48 states. Kohl’s has a Standard and Poor’s credit rating of “BBB+” and its stock is publicly traded on the New York Stock Exchange under the symbol “KSS.”

In evaluating the KO Burnsville Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interests therein, a variety of factors were considered, including: our consideration of property condition reports; unit-level store performance; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators. After reasonable inquiry, we are not aware of any material factors relating to the KO Burnsville Property, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

The KO Burnsville Property is 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, thus pursuant to the guidance provided by the Securities and Exchange Commission, we have provided summarized financial information of the guarantor of the property acquired.

Kohl’s currently files its financial statements in reports filed with the Securities and Exchange Commission, and the following summary financial data regarding Kohl’s are taken from its previously filed public reports:

	For the 39 Weeks Ended	For the Fiscal Year Ended
	11/1/2008	2/2/2008	2/3/2007	1/28/2006
			(in thousands)
Consolidated Statements of Operations
Revenues	$11,153,398	$16,473,734	$15,596,910	$13,444,397
Operating Income	963,315	1,804,477	1,814,801	1,416,181
Net Income	549,127	1,083,851	1,108,681	841,960

	As of	As of the Fiscal Year Ended
	11/1/2008	2/2/2008	2/3/2007	1/28/2006
			(in thousands)
Consolidated Balance Sheets
Total Assets	$11,872,410	$10,560,082	$9,041,177	$9,153,494
Long-term Debt	2,444,382	2,051,875	1,040,057	1,046,104
Stockholders’ Equity	6,394,547	6,101,603	5,603,395	5,957,338

For more detailed financial information regarding Kohl’s, please refer to its financial statements, which are publicly available with the Securities and Exchange Commission athttp://www.sec.gov.

Cole Credit Property Trust III, Inc.

Pro Forma Consolidated Balance Sheet

As of September 30, 2008

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the properties described in Note B to the Pro Forma Consolidated Balance Sheet on September 30, 2008. The Company commenced its public offering of 250,000,000 shares of common stock on October 1, 2008. Of these shares, the Company is offering 230,000,000 shares in a primary offering and 20,000,000 shares pursuant to our distribution reinvestment plan.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the historical financial statements and notes thereto for the quarter ended September 30, 2008, as filed in our Quarterly Report on Form 10Q filed on November 12, 2008. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transactions on September 30, 2008, nor does it purport to represent its future financial position. This Pro Forma Consolidated Balance sheet only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	September 30,2008, As Reported	Acquisition Pro Forma Adjustments	Pro Forma September 30,2008
	(a)	(b)
Investment in real estate assets:
Land	$—	$12,617,330	$12,617,330
Buildings and improvements	—	30,392,390	30,392,390
Acquired intangible lease assets	—	6,614,997	6,614,997
Total investment in real estate assets	—	49,624,717	49,624,717
Cash and cash equivalents	203,022	(203,022)	—
Total assets	$203,022	$49,421,695	$49,624,717

Mortgage notes payable	$—	$—	$—
Mortgage notes payable to affiliates	—	41,581,000	41,581,000
Acquired below market lease intangibles	—	3,421,914	3,421,914
Total liabilities	—	45,002,914	45,002,914
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding at September 30, 2008	—	—	—
Common stock, $.01 par value; 490,000,000 shares authorized, 20,000 shares issued and outstanding at September 30, 2008	200	4,910	5,110
Capital in excess of par value	199,800	4,413,871	4,613,671
Accumulated distributions in excess of earnings	3,022	—	3,022
Total stockholders’ equity	203,022	4,418,781	4,621,803
Total liabilities and stockholders’ equity	$203,022	$49,421,695	$49,624,717

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

Cole Credit Property Trust III, Inc.

Pro Forma Consolidated Statement of Operations

For the Period from January 22, 2008 (Date of Inception) to September 30, 2008

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the properties described in Note C to the Pro Forma Consolidated Statements of Operations on January 22, 2008 (Date of Inception) or the date significant operations commenced.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto for the period from January 22, 2008 (Date of Inception) to September 30, 2008. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on the later of January 22, 2008 (Date of Inception) or commencement of operations, nor does it purport to represent its future operations. This Pro Forma Consolidated Statement of Operations only includes the significant acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Nine Months Ended September 30, 2008 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Nine Months Ended September 30, 2008
	(a)	(c)
Revenues:
Rental income	$—	$1,373,458	(d)	$1,373,458
Tenant reimbursement income	—	69,173	(e)	69,173
Total revenue	—	1,442,631		1,442,631

Expenses:
General and administrative	—	2,992	(f)	2,992
Property operating expenses	—	87,271	(g)	87,271
Property and asset management fees	—	110,329	(h)(i)	110,329
Depreciation	—	309,857	(j)	309,857
Amortization	—	156,059	(j)	156,059
Total operating expenses	—	666,508		666,508
Operating income	—	776,123		776,123

Other income (expense):
Interest income	1,003	—		1,003
Interest expense	—	(835,423	) (k)	(835,423)
Total other expense	1,003	(835,423)		(834,420)
Net income (loss)	$1,003	$(59,300)		$(58,297)

Net income (loss) per common share:
Basic and diluted	$0.05			$(.11)

Weighted average number of common shares outstanding:
Basic	20,000	490,976	(l)	510,976
Diluted	20,000	490,976	(l)	510,976

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

Cole Credit Property Trust III, Inc.

Notes to Pro Forma Consolidated Financial Statements

September 30, 2008

(Unaudited)

a.

Reflects the Company’s historical balance sheet as of September 30, 2008 and the Company’s historical results of operations for the period from January 22, 2008 (Date of Inception) to September 30, 2008.

b.

Reflects the preliminary purchase price allocations and liabilities incurred related to the following 2009 acquisitions completed subsequent to September 30, 2008 (collectively the “Pro Forma Properties”):

Completed Significant Acquisitions

The WG Fredericksburg Property, the CV Fredericksburg Property, the WG Indianapolis Property, the KO Burnsville Property, the SC Hoover Property and the WG Tulsa Property.

The purchase price of approximately $46.2 million was financed with loans payable due to affiliates of our Advisor, of approximately $41.6 million, and the net proceeds from the issuance of common stock required to fund the purchase. Acquisition fees of approximately $924,000, or 2.0% of the respective purchase price, were paid to our Advisor and its affiliates. The purchase price allocations are preliminary and are subject to change.

c.	Reflects the pro forma results of operations for the period from January 22, 2008 (Date of Inception) to September 30, 2008 for acquisition of the Pro Forma Properties.

d.	Represents the straight line rental revenues and amortization of above and below market leases for the Pro Forma Properties in accordance with their respective lease agreements.

e.	Reflects management’s estimate of the tenant reimbursement income for the Pro Forma Properties based on historical results of affiliates of our Advisor.

f.	Reflects management’s estimate of the general and administrative expenses for the Pro Forma Properties based on historical results of affiliates of our Advisor.

g.	Reflects management’s estimate of the property operating expenses for the Pro Forma Properties based on based on historical results of affiliates of our Advisor.

h.	Reflects the annualized asset management fee, of approximately $85,000, of 0.50% (a monthly rate of 0.0417%) of the aggregate asset value of the Pro Forma Properties’ which is payable to our Advisor.

i.	Reflects the property management fee, of approximately $26,000 equal to 2% of gross revenues of the Pro Forma Properties which is payable to an affiliate of our Advisor.

j.

Represents depreciation and amortization expense for the Pro Forma Properties. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term

Cole Credit Property Trust III, Inc.

Notes to Pro Forma Consolidated Financial Statements – (Continued)

September 30, 2008

(Unaudited)

k.	Represents interest expense associated with the debt incurred to finance the acquisitions of the Pro Forma Properties.

       The following table provides certain information about each of the loans:

         Variable Rate Tranches

Property	Amount	Interest Rate	Maturity Date
WG Fredericksburg	$6,560,000	3 Month LIBOR + 2.50%	January 8, 2010	(1)(3)
CV Fredericksburg	5,504,000	3 Month LIBOR + 2.50%	January 5, 2010	(1)(3)
WG Indianapolis	5,625,000	3 Month LIBOR + 2.50%	January 5, 2010	(3)
KO Burnsville	9,310,000	3 Month LIBOR + 2.50%	January 8, 2010	(2)(3)
SC Hoover	11,070,000	3 Month LIBOR + 2.50%	January 14, 2010	(3)
WG Tulsa	3,512,000	3 Month LIBOR + 2.50%	January 5, 2010	(3)
Total	$41,581,000

(1)	Lender may accelerate payment of the variable rate loan to March 31, 2009, upon providing 30 days prior written notice to us.
(2)	One Lender may accelerate payment of its variable rate loan, of approximately $1.9 million, to March 31, 2009, upon providing 30 days prior written notice to us.
(3)	The Lender(s) is an affiliate of our advisor.

l.

Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Pro Forma Properties. The calculation assumes the common shares were issued on January 22, 2008. As the Company had insufficient capital at January 22, 2008 to acquire the Pro Forma Properties which are included in the pro forma results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 18, 2009	COLE CREDIT PROPERTY TRUST III, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Secretary